Q1 2025 RESULTS PRESENTATION

NYSE: PFS Forward Looking Statements Certain statements contained herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” "project," "intend," “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K, as supplemented by its Quarterly Reports on Form 10-Q, and those related to the economic environment, particularly in the market areas in which the Company operates, inflation and unemployment, competitive products and pricing, real estate values, fiscal and monetary policies of the U.S. Government, the effects of the recent turmoil in the banking industry, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, potential goodwill impairment, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets, the availability of and costs associated with sources of liquidity, and the impact of a potential shutdown of the federal government. The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date they are made. The Company advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not assume any duty, and does not undertake, to update any forward-looking statements to reflect events or circumstances after the date of this statement. 2

NYSE: PFS Corporate Profile (At or for the Quarter Ended 03/31/25) 3 1839Bank founded: PFS (NYSE)Stock symbol: 140 serving New Jersey, eastern Pennsylvania, and Orange, Queens, and Nassau Counties, New York Branches: $2.2 Billion as of 4/24/2025Market capitalization: $24.2 Billion in Total Assets $18.7 Billion in Net Loans $18.4 Billion in Total Deposits Balance sheet: 211 bps cost of total deposits Strong core funding: 1.92%: Annualized adjusted non- interest expenses / average assets(1) 54.43%: Efficiency Ratio(1)Efficient operator: Beacon Trust Company $3.98 Billion AUMWealth management business: Provident Protection Plus, Inc. 2025 YTD revenue of $5.7 MillionInsurance business: (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS 4 Q1 2025 Financial Highlights $0.49 Diluted EPS 1.11% Adjusted ROAA 10.13% Adjusted ROAE 16.15% Adjusted ROATE Key Metrics Highlights • Adjusted for a one-time write-down on a foreclosed property in the current quarter, as well as transaction costs related to the merger with Lakeland in prior quarters, the Company's annualized adjusted returns on average assets, average equity and average tangible equity(1) were 1.11%, 10.13% and 16.15% for the quarter ended March 31, 2025, compared to 1.05%, 9.53% and 15.39% for the quarter ended December 31, 2024. • The Company's annualized adjusted pre-tax, pre-provision returns on average assets, average equity and average tangible equity(2) were 1.61%, 14.63% and 21.18% for the quarter ended March 31, 2025, compared to 1.53%, 13.91% and 20.31% for the quarter ended December 31, 2024. • The net interest margin increased six basis points to 3.34% for the quarter ended March 31, 2025, from 3.28% for the trailing quarter, while the core net interest margin, which excludes the impact of purchase accounting accretion and amortization, increased nine basis points from the trailing quarter to 2.94%. • Insurance Agency income increased $858,000 or 17.9%, versus the same period in 2024, while pre-tax net income increased $544,000 or 23.3% versus the same period in 2024. • The Company recorded a $325,000 provision for credit losses on loans for the quarter ended March 31, 2025, compared to a $7.8 million provision for the trailing quarter. The decrease in the provision for credit losses for the quarter was primarily attributable to the change in a qualitative factor indexed to the forecasted unemployment rate that resulted in a decrease in reserves required on pooled loans within our Current Expected Credit Loss ("CECL") model. • As of March 31, 2025, the Company's loan pipeline, consisting of work-in-process and loans approved pending closing, totaled $2.77 billion, with a weighted average interest rate of 6.49%. (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures.

NYSE: PFS Stable Core Funding Base DEPOSIT COMPOSITION 5 Non-interest bearing deposits 20.2% Interest bearing core deposits 41.6% Municipal deposits 21.0% Certificates of deposit 15.0% Wholesale deposits 2.2% March 31, 2025 Q1 Cost of Interest-Bearing Deposits 2.64% Q1 Total Cost of Deposits 2.11% % Variance$ Variance Reported 12/31/2024 Reported 03/31/2025 ($'s in thousands) -0.5%$ (19,225)$ 3,756,939 $ 3,737,714 Non-interest bearing deposits 1.2%93,515 7,743,131 7,836,646 Interest bearing core deposits -5.8%(227,467)3,916,989 3,689,522 Municipal deposits -2.9%(80,819)2,792,055 2,711,236 Certificates of deposit 14.2%59,046 414,699 473,745 Wholesale deposits -0.9%$ (174,950)$ 18,623,813 $ 18,448,863 Total

NYSE: PFS Diversified Portfolio of Loans Held for Investment March 31, 2025 6 Residential Mortgage Loans 11% Commercial Mortgage 39% Multi-family Loans 18% Commercial Construction Loans 4% Commercial Loans 25% Consumer Loans 3% LOAN COMPOSITION Q1 2025 Avg Net Loan Yield 5.95% ($'s in thousands) Reported 03/31/2025 Reported 12/31/2024 $ Variance % Variance Mortgage loans: Commercial $ 7,295,651 $ 7,228,078 $ 67,573 0.9% Multi-family 3,458,190 3,382,933 75,257 2.2% Construction 756,356 823,503 (67,147) -8.2% Residential 1,994,404 2,014,844 (20,440) -1.0% Total mortgage loans $ 13,504,601 $ 13,449,358 $ 55,243 0.4% Total commercial loans 4,682,902 4,604,367 78,535 1.7% Consumer loans 613,453 613,819 (366) -0.1% Total gross loans $ 18,800,956 $ 18,667,544 $ 133,412 0.7%

NYSE: PFS CRE Investment Portfolio by Property type 7 As of 03/31/25 MULTI- FAMILY 32.2% RETAIL 23.3% INDUSTRIAL 18.6% MIXED USE 8.2% OFFICE 7.9% SPECIAL USE 5.0% RESIDENTIAL 3.1% HOTEL 1.2% LAND 0.6% Portfolio Characteristics 4.22% of CRE Investment Portfolio10 Largest CRE Loans 2.39% of Total Loan Portfolio10 Largest CRE Loans $2.31 MillionAverage Loan Size Outstanding 65% of Total Loan PortfolioPortfolio Concentration Limit 550% of Total Regulatory CapitalPortfolio Concentration Limit Total CRE Investment Portfolio = $10.91 Billion* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS Multi-family Composition (NY and Rent Stabilized sectors) 8 OTHER NY BOROUGHS 46% OTHER NY 45% MANHATTAN 9% Total NY Multi-family Loans = $473.9 Million Total multi-family loan portfolio: $3.51 Billion • Of the total, 91 Loans on multi-family properties in the five boroughs of NYC, aggregate outstanding $258.8 million, with an average loan size of $2.9 million. Rent stabilized loan portfolio: <0.80% of total loan portfolio • All performing • Largest loan: $41.5 million with 63% LTV and 1.32x DSCR Multi-family balances by origination Year: • NY 2025 loans: $3.4 MM • NY 2024 loans: $36.4 MM • NY 2023 loans: $96.7 MM • NY 2022 loans: $124.3 MM • NY 2021 and prior loans: $213.1 MM • All Multi-family 2025 loans: $27.5 MM • All Multi-family 2024 loans: $262.8 MM • All Multi-family 2023 loans: $426.2 MM • All Multi-family 2022 loans: $666.2 MM • All Multi-family 2021 and prior loans: $2.13 B *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS CRE Office Composition 9 • Medical Office: approx. 36% of total office portfolio. Maturity or Reprice by Year $241.6 M2025 152.2 M2026 163.9 M2027 146.9 M2028 73.7 M2029 85.0 M2030 & BEYOND $863.3MTotal OFFICE - OUT OF MARKET 5% PENNSYLVANIA 9% OTHER NY 2% OTHER NY BOROUGHS 9% MANHATTAN 2%NEW JERSEY 73% No significant central business district exposure Total CRE Office Portfolio = $863.3 million* *Excludes Purchase Accounting Adjustments and Construction Loans

NYSE: PFS C & I – (Includes owner occupied) Loans by NAICS Sector – March 31, 2025 10 Real Estate and Rental and Leasing 22% Health Care and Social Assistance 20% Construction 6% Manufacturing 9% Finance and Insurance 4% Wholesale Trade 6% Retail Trade 5% 13 Diversified Sectors 28% 1. Other Services (except Public Administration) 2. Educational Services 3. Professional, Scientific, and Technical Services 4. Arts, Entertainment, and Recreation 5. Administrative and Support and Waste Management and Remediation Services 6. Accommodation and Food Services 7. Transportation and Warehousing 8. Management of Companies and Enterprises 9. Agriculture, Forestry, Fishing and Hunting 10. Information 11. Public Administration 12. Utilities 13. Mining, Quarrying, and Oil and Gas Extraction *Excludes Purchase Accounting Adjustments

Strong Credit Metrics 11 0.98% 1.00% 1.02% 1.04% 1.02%Total allowance to total loans 0.44% 0.36% 0.47% 0.39% 0.54% Total non-performing loans to total loans 0.42% 0.33% 0.41% 0.34% 0.45%Total non-performing assets as a percentage of total assets 0.04% 0.04% 0.14% 0.12% 0.04% Net charge-off ratio Q1 24 Q4 24 Q1 25Q2 24 Q3 24

NYSE: PFS Agency Notes - Fixed 0.45% U.S. Treasury Notes 9.97% Corporate Notes 3.00% Agency MBS - Fixed 45.18% Agency MBS - ARMs 0.26% Agency CMO 20.87% Corporate CMO - Fixed 0.02% Non Agency CMBS 1.20% Municipal Bonds 12.77% Student Loan Pools 1.39% Agency CMBS 4.89% Investment Portfolio 12 Total Investment Portfolio = $3.19 Billion  As of December 31, 2024, the portfolio had a modified duration of 4.3 years and weighted average life of 5.3 years  As of March 31, 2025, the portfolio had a modified duration of 4.3 years and weighted average life of 5.2 years  As of March 31, 2025, the allowance for credit losses on held to maturity securities totaled $17,000

NYSE: PFS Net Interest Margin Analysis 13 2.87% 3.40% 3.69% 3.78% 3.86% 5.51% 6.05% 6.21% 5.99% 5.95% 5.06% 5.67% 5.84% 5.66% 5.63% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Asset Yields Securities Net Loans Total interest-earning assets 2.60% 2.84% 2.96% 2.81% 2.64% 3.60% 3.83% 3.73% 3.64% 3.76% 2.80% 3.09% 3.19% 3.03% 2.90% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Interest-Bearing Liabilities Total Deposits Total Borrowings Total Interest-Bearing Liabilities 2.87% 3.21% 3.31% 3.28% 3.34% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Net Interest Margin 2.85% 3.24% 3.35% 3.34% 2.70% 2.80% 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% Core Margin +Loans +Securities -Liabilities Core Margin Plus Accretion of Purchase Accounting Adjustments

NYSE: PFS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q1 24 Q2 24 Q3 24 Q4 24 Q1 25 Emphasis on Fee Income Non-Interest Income $ in thousands 14 Q1 25Q4 24Q3 24Q2 24Q1 24 $ 9,655 $ 9,687 $ 9,816 $ 8,699 $ 5,912 Fees 7,328 7,655 7,620 7,769 7,488 Wealth management income 5,651 3,289 3,631 4,488 4,793 Insurance agency income 2,092 2,261 4,308 3,323 1,817 Bank-owned life insurance 2,217 1,297 1,478 969 798 Other income $ 26,943 $ 24,189 $ 26,853 $ 25,248 $ 20,808 Total non-interest income, excluding gains on securities transactions

NYSE: PFS * Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. Advisory 88% Trust & Estate 7% Tax 2% Private Banking 3% Focus on Wealth Management Business 15 $4.0 Billion AUM For 1,049 family relationships 2025 YTD Revenue $ 6,608,925 Advisory $ 543,900 Trust & Estate $ 175,025 Tax *$ 190,544 Interest Income $ 7,518,394 Total

NYSE: PFS AVERAGE CLIENT SIZE $3,800,000 As of March 31, 2025, based on AUM of $4.0B for 1,047 family relationships AVERAGE FEE 73 bps EBITDA & NET INCOME EBITDA (YTD March 31, 2025) $ 3,180,000 Net Income (YTD March 31, 2025) $ 1,227,000 CROSSOVER PROVIDENT/BEACON (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) 126 Provident Bank households are also Beacon clients Focus on Wealth Management Business 16

NYSE: PFS • Provident Protection Plus, Inc. provides insurance agency services including business, personal and employee benefits insurance products. • The insurance agency’s primary source of revenue is commission income earned from the sale of business and personal property and casualty insurance coverage for its customers with various insurance companies. • The insurance agency places property and casualty, life and health, and other coverage with about 35 different insurance carriers licensed in 43 states. Provident Protection Plus, Inc. 17 $1,446 $874 $492 $2,334 $1,730 $1,030 $782 $2,878 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Insurance Services Net Income Before Tax ($ in thousands)

NYSE: PFS 1.28% 1.47% 1.48% 1.53% 1.61% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Core PTPP ROAA (Annualized Core PTPP earnings/average assets) CORE PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. Strong Core Performance 18 14.54% 19.21% 19.77% 20.31% 21.18% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Core PTPP ROATE (Annualized Core net income/average tangible stockholders' equity) CORE PTPP ROATE(1) 10.62% 13.26% 13.48% 13.91% 14.63% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q4 20242 Core PTPP ROAE (Annualized Core net income/average stockholders' equity) CORE PTPP ROAE (1)

NYSE: PFS Performance Ratios – Bank Capital 19 9. 91 9. 36 9. 70 9. 72 9. 9811 .5 0 10 .8 1 11 .5 1 11 .4 1 11 .7 3 11 .5 0 10 .8 1 11 .5 1 11 .4 1 11 .7 3 12 .3 6 11 .7 2 12 .4 6 12 .3 8 12 .7 3 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Tier 1 leverage capital Common equity Tier 1 risk-based capital Tier 1 risk-based capital Total risk-based capital

NYSE: PFS Guideline is 300% of Regulatory Capital CRE to Total Risk-Based Capital 20 472.1% 468.4% 458.0% 460.2% 449.6% 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% 450.00% 500.00% 03/31/24 06/30/24 09/30/24 12/31/2024 3/31/2025

NYSE: PFS 2025 Guidance 21 • 2025: 5% growth (+/- 2% due to trade/geopolitical policy uncertainty) Loans • 2025: 1-3% growthDeposits • 2025: Balances expected to fluctuate based on loan, deposit and securities cash flowsBorrowings • 2025: 3.35% to 3.40% range for the year and upcoming quarterNet Interest Margin • Current strong asset quality metrics, provision driven by growth and economic forecastAsset Quality • 2025: ~$26 million quarterlyNon-interest Income • 2025: operating expense quarterly run rate between $112 and $115 Million, operating expense ratio target ~1.85% and efficiency ratio ~52.0%Non-interest Expense • 2025: ~1.10-1.15% ROAA and ~15.50-16.00% ROATCEROAA and ROATCE

APPENDIX

NYSE: PFS As of 03/31/25 ($ in thousands) CRE Investment Portfolio by Property Type* 23 WARR % OUTSTANDING $ OUTSTANDINGCOUNT PROPERTY TYPE 3.4532.17%3,508,659 1,042Multi-Family 3.3923.26%2,536,966 877Retail 3.4918.65%2,033,819 552Industrial 3.688.15%888,998 695Mixed 3.727.92%863,291 443Office 3.535.05%550,754 199Special Use Property 3.763.09%337,084 861Residential 4.211.15%125,750 26Hotel 4.060.56%61,342 19Land 3.51100.00%10,906,664 4,714TOTAL PORTFOLIO *Excludes Purchase Accounting and Construction Loans

Loans by NAICS Sector – 03/31/25

C & I – (Includes owner occupied)*

NAIC Industry Code	Loan Count	Exposure ($)
Real Estate and Rental and Leasing	1,457	1,338,868,964
Health Care and Social Assistance	726	1,123,435,966
Construction	1,241	715,242,235
Manufacturing	486	621,002,815
Finance and Insurance	211	590,038,080
Other Services (except Public Administration)	849	555,020,551
Wholesale Trade	400	440,165,079
Retail Trade	466	290,795,071
Educational Services	223	250,823,283
Professional, Scientific, and Technical Services	513	247,434,131
Arts, Entertainment, and Recreation	189	209,023,076
Accommodation and Food Services	275	166,696,886
Transportation and Warehousing	714	161,693,028
Administrative and Support and Waste Management and Remediation Services	538	144,616,807
Public Administration	197	114,049,324
Management of Companies and Enterprises	122	64,867,124
Utilities	26	27,706,940
Information	32	23,088,636
Agriculture, Forestry, Fishing and Hunting	114	12,307,255
Mining, Quarrying, and Oil and Gas Extraction	27	5,175,121
Grand Total	**8,806**	**7,102,050,372**

*Excludes Purchase Accounting Adjustments

Provident Financial Services, Inc.
24

Loans by NAICS Sector – 03/31/25

Construction

NAIC Industry Code	Loan Count	Exposure ($)	Balance ($)
Real Estate and Rental and Leasing	79	951,744,952	596,273,902
Construction	35	133,362,475	78,980,412
Health Care and Social Assistance	3	54,048,743	38,951,446
Accommodation and Food Services	3	24,393,620	19,627,011
Educational Services	3	17,567,600	6,258,325
Arts, Entertainment, and Recreation	2	13,455,000	12,813,513
Manufacturing	3	8,086,681	3,786,681
Other Services (except Public Administration)	1	2,788,000	2,438,521
Professional, Scientific, and Technical Services	1	585,000	0
Grand Total	**130**	**1,206,032,070**	**759,129,810**

*Excludes Purchase Accounting Adjustments

Provident Financial Services, Inc. 25

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 26 Annualized Adjusted Return on Average Assets, Equity and Tangible Equity March 31, December 31, March 31, 2025 2024 2024 Net Income 64,029$ 48,524$ 32,082$ Write-down on ORE Property 2,690 Merger-related transaction costs - 20,184 2,202 Less: income tax expense (809) (5,819) (342) Annualized adjusted net income 65,910$ 62,889$ 33,942$ Less: Amortization of Intangibles (net of tax) 6,642$ 6,649$ 493$ Annualized adjusted net income for annualized adjusted return 72,552$ 69,538$ 34,434$ Annualized Adjusted Return on Average Assets 1.11% 1.05% 0.97% Annualized Adjusted Return on Average Equity 10.13% 9.53% 8.04% Annualized Adjusted Return on Average Tangible Equity 16.15% 15.39% 11.16% Three Months Ended

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. Reconciliation of GAAP to Non-GAAP Financial Measures 27 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Core PTPP earnings: Net Income 32,082$ (11,485)$ 46,405$ 48,524$ 64,029$ Add: provision for credit losses (320) 69,705 9,299 8,880 638 Add: income tax expense 10,888 (9,833) 18,850 14,185 27,825 Add: merger related charges 2,202 18,915 15,567 20,184 - Add: Loss on Bond Sale - 2,839 - - - Add: Write-down on ORE property - - - - 2,690 Core PTPP earnings 44,852$ 70,141$ 90,121$ 91,773$ 95,182$ Annualized Core PTPP earnings 180,394$ 282,106$ 358,525$ 365,097$ 386,016$ Average assets 14,093,767$ 19,197,041$ 24,248,038$ 23,908,514$ 24,049,318$ Core PTPP ROAA (Annualized Core PTPP earnings/average assets) 1.28% 1.47% 1.48% 1.53% 1.61% Core PTPP ROAE (Annualized Core PTPP earnings/average equity) 10.62% 13.26% 13.48% 13.91% 14.63% Core PTPP ROATE (Annualized Core PTPP earnings/average tangible equity) 14.54% 19.21% 19.77% 20.31% 21.18% ROATE: Net income (loss) 32,082$ (11,485)$ 46,405$ 48,524$ 64,029$ Less: amortization of intangibles, net of tax 493$ 4,532$ 8,551$ 6,649$ 6,642$ Total adjusted net income (loss) 32,575$ (6,953)$ 54,956$ 55,173$ 70,671$ Annualized adjusted net income (loss) 131,015$ (27,965)$ 218,629$ 219,493$ 286,610$ Average stockholders' equity 1,698,170$ 2,127,469$ 2,660,470$ 2,624,019$ 2,638,361$ Less: average intangible assets 457,695 658,839 847,143 826,025 815,954 Average tangible stockholders' equity 1,240,475$ 1,468,630$ 1,813,327$ 1,797,994$ 1,822,407$ ROATE (Annualized net income/average tangible stockholders' equity) 10.56% -1.90% 12.06% 12.21% 15.73% Tangible book value per share: Stockholders' equity 1,695,162$ 2,555,646$ 2,621,058$ 2,601,207$ 2,658,794$ Less: intangible assets 457,239 851,507 839,223 819,230 809,725 Tangible stockholders' equity 1,237,923$ 1,704,139$ 1,781,835$ 1,781,977$ 1,849,069$ Shares outstanding 75,928,193 130,380,393 130,448,599 130,489,493 130,663,184 Tangible book value per share (Tangible stockholders' equity/shares outstanding) 16.30$ 13.07$ 13.66$ 13.66$ 14.15$

NYSE: PFS Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company’s results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company’s industry. Investors should recognize that the Company’s presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety. ($ in thousands, except per share data) Reconciliation of GAAP to Non-GAAP Financial Measures 28 Annualized Adjusted Non-Interest Expense to Average Assets Three Months Ended March 31, 2025 Reported non-interest expense 116,266$ Adjustments to non-interest expense: Write-down on ORE property 2,690 Merger-related transaction costs and COVID-19 expenses - Adjusted non-interest expense 113,576$ Annualized adjusted non-interest expense 460,614$ Average assets 24,049,318 Annualized adjusted non-interest expense/average assets 1.92% Efficiency Ratio Calculation Three Months Ended March 31, 2025 Net Interest income 181,728$ Non-interest income 27,030 Adjustment to non-interest income Net gain on securities transactions (87) Adjusted non-interest income 26,943$ Total income 208,671$ Adjusted non-interest expense 113,576$ Efficiency ratio (adjusted non-interest expense/income) 54.43%

Q1 2025 RESULTS PRESENTATION